Annual Shareholder Meeting Presentation

FINWARD BANCORP

A NASDAQ Traded Company – Symbol FNWD

Important Information

Forward-Looking Statements

This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Finward Bancorp ("FNWD"). For those statements, FNWD claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this communication should be considered in conjunction with the other information available about FNWD, including the information in the filings FNWD makes with the Securities and Exchange Commission ("SEC"). Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as "anticipate," "estimate," "project," "intend," "plan," "believe," "will" and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: the ability of Peoples Bank (the "Bank") to demonstrate compliance with the terms of the previously disclosed consent order and memorandum of understanding entered into between the Bank and the Federal Deposit Insurance Corporation ("FDIC") and the Indiana Department of Financial Institutions ("DFI"), or to demonstrate compliance to the satisfaction of the FDIC and/or DFI within prescribed time frames; the Bank's agreement under the memorandum of understanding to refrain from paying cash dividends without prior regulatory approval; changes in interest rates, market liquidity, and capital markets, as well as the magnitude of such changes, which may reduce net interest margins; continuing effects of inflation; current financial conditions within the banking industry, liquidity levels, concentrations in certain loan products or categories, net interest margin compression, and responses by the Federal Reserve, Department of the Treasury, and the FDIC to address these issues; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; customer acceptance of FNWD's products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in FNWD's reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC's Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning matters attributable to FNWD or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, FNWD does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends.

Disclosures Regarding Non-GAAP Measures

This presentation refers to certain financial measures that are identified as non-GAAP. FNWD believes that these non-GAAP measures are helpful to investors to better understand FNWD's assets, earnings, and shareholders' equity at the date of this presentation. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures. See the attached table at the end of this presentation for a reconciliation of the non-GAAP measures identified herein and their most comparable GAAP measures.

Overview of Finward Bancorp

Company Overview

- Established in 1910 and currently headquartered in Munster, IN
- Mission is to build strong partnerships with our customers and communities to help them achieve financial success
- Committed to our core values of **Stability**, **Integrity**, **Community** and **Excellence**, and exemplifying financial excellence, dedication to industry-forward technology, and enhancing the all-around customer experience
- Driven by our parent company, Finward Bancorp (FNWD), and listed on the NASDAQ in 2021
- After five successful acquisitions, now operates 26 Banking Centers across Northwest Indiana and Chicagoland
- Core competency in commercial lending, funded by a formidable, low-cost core deposit franchise
- Growing a full-service wealth management business

Branch Map


Peoples Bank

Primary Business Segments

Community Banking

- Indiana state-chartered commercial bank organized in 1910
- 26 full-service retail locations across Indiana and Illinois
- 17 person business banking team
- Full service mortgage banking capabilities

Wealth Management

- Investment Management & IRA accounts
- Corporate Fiduciary Services
- Advisory & Custody
- Approximately $400M of assets under management
- 17% YOY growth in revenues from 2022-2023

Financial Highlights

$ in Millions	2022	2023	2024 YTD
Total Assets	$2,070	$2,108	$2,072
Total Gross Loans	1,514	1,513	1,508
Total Deposits	1,775	1,813	1,747
Total Equity	136	147	152
NPAs / Assets	0.94%	0.61%	0.64%
NIM	3.56%	2.83%	2.24%
ROAA	0.74%	0.40%	1.77%
ROATCE	10.47%	6.28%	24.97%
Full Time Employees	299	290	289

FINWARD BANCORP

Executive Management Team

- Multi-generational leadership team with decades of combined experience
- Seasoned banking team with deep ties to core operating markets
- Risk-aligned corporate culture, promoting responsibility and accountability

	Officer	Years of Banking Experience	Year Started in Current Position	Year Started at Finward Bancorp	Position with Company
	Benjamin J. Bochnowski	11	2016	2010	Chief Executive Officer
	Robert T. Lowry	36	2021	1985	Executive VP & Chief Operating Officer
	Todd M. Scheub	26	2022	1996	Executive VP, Chief Revenue Officer & Peoples Bank President
	Benjamin Schmitt	19	2024	2024	Senior VP & Chief Financial Officer
	David Kwait	13	2023	2011	Senior VP, Chief Risk Officer, General Counsel & Corporate Secretary
	Jill Washington	15	2021	2021	Senior VP & Chief People Officer

Diverse Board of Directors

Board Member		Age	Year Joined Board
	Joel Gorelick *Chairman*	76	2000

Board Member		Age	Year Joined Board
	Benjamin J. Bochnowski *CEO*	43	2014
	Robert W. Youman	61	2022
	Danette Garza	69	2013
	James L. Wieser	76	1999

Board Member		Age	Year Joined Board
	Amy W. Han	60	2008
	Robert E. Johnson III	54	2016
	Kenneth V. Krupinski*	76	2003
	Anthony M. Puntillo	57	2004

*Mr. Krupinski will retire from the Board upon the conclusion of the 2024 Annual Meeting of Shareholders.

FINWARD BANCORP

Near Term Areas of Focus

Capital



FNWD Tier 1 Leverage Ratio
Peer median[1]
Difference
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
1.66%
1.89%
1.24%
0.90%
8.47%
10.13%
7.65%
9.54%
7.78%
9.02%
8.24%
9.14%
2021FY
2022FY
2023FY
2024Q1

Credit Quality



NPA/Asset
Reserves to Loan
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.52%
1.38%
0.94%
0.85%
0.61%
1.24%
0.64%
1.25%
2021FY
2022FY
2023FY
2024Q1

Deposits & Liquidity

2024Q1



2.30%
2.25%
2.20%
2.15%
2.10%
2.05%
2.00%
2.14%
2.25%
FNWD Funding Costs
MW Peer Group[1]

(1) Midwest-based, major exchange-traded banks with total assets between $1.5-3.5 billion, excluding merger targets

FINWARD BANCORP

Current Strategy Drivers

- Management & Corporate Governance
  - Improved management talent with outside experience
  - Independent Chairman

- Managing Balance Sheet Risk & Improving Profitability
  - Focus on maintaining existing deposits and cultivating new relationships
  - Diligent monitoring of loan portfolio (ongoing active management and selective loan sales)
  - Continued limiting of exposure to certain Commercial Real Estate
  - Controlling non-interest expense base and creating efficiencies
  - Securities sale transaction
  - Optimization of funding/borrowing alternatives

- Bolstering Capital through Opportunistic Measures
  - February 2024 sale leaseback transaction
  - Dividend management

THANK YOU

FINWARD
BANCORP